THE DREYFUS FUND INCORPORATED
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of The Dreyfus Fund Incorporated.

This letter accompanies the semi-annual report of The Dreyfus Fund for the six months ended June 30, 1998. During this period, your Fund produced a total return of 11.78%* which compares with a total return of 17.72% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 10.04% for the Wilshire Large Company Value Index.*** The Dreyfus Fund is managed in a disciplined value investment style and, therefore, we believe its performance results since a value style was adopted in May 1997 are more comparable to a value stock benchmark like the Wilshire index noted above.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to their discipline could not hope to have matched the returns of the S&P 500 Index which has become largely dominated by growth stocks due to increases in major component security valuations. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure according to our calculations. These major security components, the so-called "mega caps" or the very largest domestically traded companies, continued to drive the performance of the S&P 500 Index. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s " nifty fifty" stocks or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index and many of its major security components is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these mega cap stocks continues.

The Fund's solid performance during the semi-annual period versus the Wilshire Large Company Value Index was due in part to being overweight in consumer cyclicals and health care, and at a near index weight in financials, all strongly performing large cap value sectors. Overweighting technology and transportation in the Fund, and keeping a near-index weight in energy, all
weak-performance    sectors,    restrained    relative    performance.

Economic Review

  During the first half of 1998, three major regions of the world had very different economic fundamentals. The United States entered the year with a strong but not overheated economy and at near full employment. After many years of subpar economic growth, continental Europe moved into a period of improving economic expansion. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis that began late last year.

  A main influence on the U.S. economy during the first half of 1998 was Asian economic weakness. It had both positive and negative effects. On the positive side, actual inflation and expected inflation in the U.S. dropped, causing a decline in long-term Treasury bond yields and mortgage rates. These lower rates contributed to the boom in real estate prices and benefited stock prices as well. The fall in inflation helped the consumer sector as more income was left over after inflation to buy goods and services.

  The negative effect of the Asian weakness was directed toward the industrial sector. By midyear, the evidence of industrial weakness was clear-cut given slowing inventory accumulation and weakening exports. One result of this industrial weakness was to cool off the overall U.S. economy, at least keeping the Federal Reserve Board neutral toward the level of interest rates, and perhaps increasing the possibility of an eventual ease or lowering of rates. We believe that this favorable shift in expectations about Federal Reserve policy was clearly a major reason for the rise in U.S. bond and stock prices during the period.

Stock Market Overview

The half-year ended June 30, 1998, was another period of solid advance for the broad stock market indices, although the strength of this advance was decidedly narrow.

Three major trends could be observed within the stock market in the first half of 1998. First, the strongest performance came by far from the largest stocks, the so-called mega caps. The S& P 500 Index, dominated by the stocks of the largest companies, generated a total return of 17.72% for the half-year, while the Standard and Poor's Midcap 400 Index of mid-sized companies returned 8.63%, and the Russell 2000 Index of small company issues returned only 4.93%.(+) Even within most of the market indices, the strongest gains tended to come from the largest stocks within that index. One contributor to this pattern was strong buying of U.S. stocks by foreign investors who often simply focus on the largest companies.

A second and related major trend in the stock market during the first half was the significantly stronger stock performance by most large growth companies relative to most value stocks. With the expectations for corporate earnings growth being reduced as the period progressed due to concerns about the impact of Asia, large growth companies, which are better able to control short-term earnings results, were in demand.

  Finally, the relative performance of different industries revealed the significant impact of Asian economic weakness. Most of the leading sectors of securities in the S& P 500 Index during the period were either impervious to Asia' s impact or were beneficiaries of the lower inflation and the lower interest rates precipitated by the Asian impact. Stock categories that were strongest during the half-year included the consumer cyclical sector (primarily retailers and two of the big three automotive companies), the health care sector (both managed care providers and pharmaceuticals), and the dominate electronic technology companies, primarily Microsoft.

The sectors within the S&P 500 Index that lagged during the semi-annual period tended to be those negatively impacted by Asia from either weak industrial demand or weak commodity prices. These categories included world-traded commodities such as oil, metals, papers and chemicals. Transportation companies and electric utilities also lagged in the strong stock market environment.

The stock market's rise during the first half of 1998 reflected a continuation of the pattern of favorable trends in financial asset prices as low rates of inflation and overall stable growth persist in the U.S. economy.

Value Investing and Our Investment Process

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Value stocks have achieved superior long-term investment returns.(+)(+) As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In one sense, value investing is a lower risk, more conservative style of equity investing because value stock prices may decline less in falling markets.

Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our on-going assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, must be greater than the yield available on reasonably long term U.S. Treasury securities. Being paid more than this rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 60 or so securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

  The detailed fundamental analysis, computer modeling and portfolio strategy that goes into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below, are several brief summaries of some of the better and poorer performing securities within the Fund during the first half of 1998.

  Biogen, a biotechnology company, was one of the better performing securities during the semi-annual period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value security. We believe that the company's new product pipeline, both near term and long term, is particularly promising. The security remained a holding at the end of the period.

Sears was another strong performer. The retailer has been buffeted by customer credit problems, but appears to have wrapped their arms around the issue and is well on the way to resolution. Sales especially in appliances have generally been above expectations. The security was held in the Fund at the end of the period.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security remained in the Fund at the end of the semi-annual period.

  RJR Holdings and Philip Morris, both largely tobacco companies, were poor performers during the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies are now working with the states to resolve these same issues. As the second quarter ended, we remained attracted to what we believe are the unusually inexpensive valuations and high dividend yields of these two securities.

  Praxair is an industrial gases company that was bought and sold during the semi-annual period, unfortunately at a slight loss. In addition to operations elsewhere around the world, primarily in the U.S., Praxair is also the majority owner of the largest industrial gas company in Brazil. The security's price was already deeply depressed by this emerging market exposure when we purchased it. We believed that the worst was over in terms of Asia's largely psychological impact on emerging stock markets like Brazil, and we believed that Praxair's Brazilian operations were improving. Over the relatively brief time that we owned the stock, however, the market kept telling us that we were wrong, that Asian worries would continue to impact the Brazilian market, and that there might be developing economic weakness in Brazil itself. Since we believe in learning from the market, we sold the stock and put the money to work where we believed better visibility for investment gains existed.

  Union Pacific, a major railroad, was a new purchase during the period and has not initially performed terribly well. The company has had operating problems resulting in bottlenecks at several major rail yards that helped depress the stock price and attracted our interest. We saw these problems as an opportunity to realize value as the problems were fixed, and bought the stock. Management appears to have their hands around the operating problems, and appears to be well on the way to correcting them. We believe that the security will respond accordingly.

  In almost any Fund there are both well performing and poorly performing securities. Our job is to maximize the good and minimize the poor, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work to reward our investors over the long term.

Diligent management of your investments is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,


               [Timothy M. Ghriskey signature logo]


               Timothy M. Ghriskey

               Portfolio Manager

July 23, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

***SOURCE: WILSHIRE ASSOCIATES, INC.--The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+)From December 1976 through June 1998 (23.5 years), the S&P/Barra Value Index has returned 4,593.73% (or 17.80% annualized), while the S&P/Barra Growth Index has returned 3,359.86% (or 16.28% annualized). Together, these indices compose the performance of the S&P 500 Index. Past performance is no guarantee of future results and there can be no guarantee that any particular investment style will outperform another over any given period.

(+)(+)SOURCE: --LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies and is a widely accepted, unmanaged index of mid-cap stock market performance. The Russell 2000 Index is an unmanaged index of small cap stock performance.


THE DREYFUS FUND INCORPORATED
--------------------------------------------------------------------------------

                             STATEMENT OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

Common Stocks--97.0%                                                                          Shares                  Value
-------------------------------------------------------------------------------
                                                                                           -------------          ---------------
            CONSUMER DURABLES--1.6%  General Motors                                              650,000          $    43,428,125

                                                                                                                 ________________


        CONSUMER NON-DURABLES--7.6%  ConAgra                                                   1,300,000               41,193,750

                                     Kimberly-Clark                                              900,000               41,287,500

                                     NIKE, Cl. B                                                 895,000               43,575,312

                                     Philip Morris Cos                                         1,162,300               45,765,562

                                     RJR Nabisco Holdings                                      1,300,000               30,875,000

                                                                                                                 ________________

                                                                                                                      202,697,124

                                                                                                                 ________________


            CONSUMER SERVICES--5.0%  Cendant                                                   2,000,000               41,750,000

                                     Circus Circus Enterprises                                 1,850,000  (a)          31,334,375

                                     McDonald's                                                  850,000               58,650,000

                                                                                                                 ________________

                                                                                                                      131,734,375

                                                                                                                 ________________


        ELECTRONIC TECHNOLOGY--8.7%  Compaq Computer                                           1,376,450               39,056,769

                                     Intel                                                       525,000               38,915,625

                                     International Business Machines                             430,000               49,369,375

                                     Lockheed Martin                                             300,000               31,762,500

                                     Storage Technology                                        1,700,000  (a)          73,737,500

                                                                                                                 ________________

                                                                                                                      232,841,769

                                                                                                                 ________________


              ENERGY MINERALS--8.5%  British Petroleum, A.D.S.                                   600,000               52,950,000

                                     Mobil                                                       535,000               40,994,375

                                     Phillips Petroleum                                          935,000               45,055,313

                                     Tosco                                                     1,310,000               38,481,250

                                     USX-Marathon Group                                        1,450,000               49,753,125

                                                                                                                 ________________

                                                                                                                      227,234,063

                                                                                                                 ________________


                    FINANCE--18.6%   BankAmerica                                                 463,000               40,020,563

                                     BankBoston                                                  300,000               16,687,500

                                     Bankers Trust New York                                      532,500               61,803,281

                                     Chase Manhattan                                             890,000               67,195,000

                                     Citicorp                                                    260,000               38,805,000

                                     First Chicago NBD                                           361,000               31,993,625

                                     Fleet Financial Group                                       487,000               40,664,500

                                     GE Investment Private Placement Partners I,
                                       L.P.(Units)                                                 6.128  (c)          12,093,832

                                     Green Tree Financial                                      1,608,500               68,863,906

                                     Istituto Banc San Pablo                                   4,000,000               58,272,076

                                     NationsBank                                                 512,000               39,168,000

                                     Standard & Poor's Depository Receipts                       175,000               19,829,688

                                                                                                                 ________________

                                                                                                                      495,396,971

                                                                                                                 ________________


             HEALTH SERVICES--2.3%   Aetna                                                       796,500               60,633,563

                                                                                                                 ________________



THE DREYFUS FUND INCORPORATED
--------------------------------------------------------------------------------

                 STATEMENT OF INVESTMENTS (CONTINUED) JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                     Shares                   Value

-------------------------------------------------------------------------------
                                                                                           -------------          ---------------

           HEALTH TECHNOLOGY--4.2%   Amgen                                                       690,000  (a)   $      45,108,750

                                     Biogen                                                    1,315,000  (a)          64,435,000

                                     Galen Partners II, L.P. (Units)                               3.693  (c)           3,260,996

                                                                                                                 ________________

                                                                                                                      112,804,746

                                                                                                                 ________________


          INDUSTRIAL SERVICES--1.8%  Waste Management                                          1,250,000               43,750,000

                                     Yorktown Energy Partners, L.P.(Units)                         5.292  (c)           5,057,582

                                                                                                                 ________________

                                                                                                                       48,807,582

                                                                                                                 ________________


                    INSURANCE--9.7%  AMBAC                                                       530,000               31,005,000

                                     CIGNA                                                       600,000               41,400,000

                                     Chubb                                                       645,000               51,841,875

                                     Equitable Cos                                               700,000               52,456,250

                                     St Paul Cos                                               1,000,000               42,062,500

                                     Travelers Group                                             634,300               38,454,437

                                                                                                                 ________________

                                                                                                                      257,220,062

                                                                                                                 ________________


            PROCESS INDUSTRIES--.5%  Crown Cork & Seal                                           255,700               12,145,750

                                                                                                                 ________________


       PRODUCER MANUFACTURING--8.2%  General Electric                                            850,000               77,350,000

                                     Georgia-Pacific                                             620,000               36,541,250

                                     Masco                                                     1,040,000               62,920,000

                                     Xerox                                                       397,900               40,436,588

                                                                                                                 ________________

                                                                                                                      217,247,838

                                                                                                                 ________________


                RETAIL TRADE--7.3%   American Stores                                           2,100,000               50,793,750

                                     Federated Department Stores                                 880,000               47,355,000

                                     SK Equity Fund, L.P. (Units)                                 18.259  (c)          35,192,953

                                     Sears, Roebuck                                              998,000               60,940,375

                                                                                                                 ________________

                                                                                                                      194,282,078

                                                                                                                 ________________


              TRANSPORTATION--3.0%   CNF Transportation                                        1,135,800               48,271,500

                                     Union Pacific                                               727,000               32,078,875

                                                                                                                 ________________

                                                                                                                       80,350,375

                                                                                                                 ________________


                  UTILITIES--10.0%   AT&T                                                        885,000               50,555,625

                                     Ameritech                                                 1,060,000               47,567,500

                                     Bell Altantic                                               820,000               37,412,500

                                     Coastal                                                     825,000               57,595,313

                                     Empresa Nacional Electricidad, A.D.S.                     2,070,000               29,497,500

                                     Texas Utilities                                           1,025,000               42,665,625

                                                                                                                 ________________

                                                                                                                      265,294,063

                                                                                                                 ________________

                      TOTAL COMMON STOCKS

                                       (cost $2,200,125,841)                                                       $2,582,118,484

                                                                                                                 ________________



THE DREYFUS FUND INCORPORATED
--------------------------------------------------------------------------------

                 STATEMENT OF INVESTMENTS (CONTINUED) JUNE 30, 1998 (UNAUDITED)


Convertible Preferred Stocks--.2%                                                             Shares                   Value

-------------------------------------------------------------------------------
                                                                                           -------------          ---------------

                           BANKING;  Sanwa International Finance, Cum.,
1.25% (Units)
(cost $6,983,282)                                                                                 287(b)           $    6,316,993

                                                                                                                 ________________



                                                                                            Principal
        Short-Term Investments--3.1%                                                          Amount
-------------------------------------------------------------------------------
                                                                                           -------------          ---------------

U.S. GOVERNMENT & AGENCY;  Federal Home Loan Banks,

                        5.85%, 7/1/1998

                                       (cost $81,500,000)                                    $81,500,000           $   81,500,000

                                                                                                                 ________________



TOTAL INVESTMENTS (cost $2,288,609,123)                                                           100.3%           $2,669,935,477

                                                                                                 _______         ________________



LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)         $   (8,293,968)

                                                                                                 _______         ________________


NET ASSETS                                                                                        100.0%           $2,661,641,509

                                                                                                 _______         ________________


Notes to Statement of Investments:
------------------------------------------------------------------------------


(a) Non-income producing.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, this security amounted to $6,316,993 or approximately .2% of net assets.

(c)  Securities  restricted  as  to  public  resale.  Investments  in restricted
securities   with   an   aggregate   market   value  of  $55,605,363,  represent
approximately 2.1% of net assets.



                                                       Acquisition         Purchase        Percentage of
Issuer                                                    Date              Price*           Net Assets        Valuation+
_____                                                  __________          ________         ____________       __________
GE Investment Private Placement
Partners I, L.P. (Units)                             5/28/91-9/13/95       $1,756,405           .45%         $1,973,537 per unit

Galen Partners II, L.P. (Units)                      1/28/93-1/3/97       $   883,021           .13%         $883,021 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96      $   763,747           1.33%        $1,927,430 per unit

Yorktown Energy Partners, L.P. (Units)               3/5/91-9/15/95       $   961,416           .19%         $955,703 per unit
-----------------

* Average cost.

+ The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Subject to certain limitations, the Fund has commitments to invest in the limited partnership listed below:




                                        Portion of Committed
Issuer                                   Amounts Uninvested
_______                                  ___________________

Galen Partners II, L.P. (Units)......        $147,742

                      SEE NOTES TO FINANCIAL STATEMENTS.


THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                   Cost              Value
                                                                                              _______________   _______________
ASSETS:                    Investments in securities--See Statement of Investments             $2,288,609,123    $2,669,935,477

                           Receivable for investment securities sold                                                 29,645,064

                           Dividend receivable                                                                        7,022,958

                           Receivable for shares of Capital Stock subscribed                                            202,962

                           Prepaid expenses                                                                             149,060
                                                                                                                _______________

                                                                                                                  2,706,955,521
                                                                                                                _______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates                                              1,537,552

                           Cash overdraft due to Custodian                                                            2,590,598

                           Payable for investment securities purchased                                               40,121,568

                           Payable for shares of Capital Stock redeemed                                                 433,509

                           Net unrealized (depreciation) on forward
                                   currency exchange contracts--Note 4(a)                                               165,870

                           Accrued expenses                                                                             464,915
                                                                                                                _______________
                                                                                                                     45,314,012
                                                                                                                _______________

NET ASSETS                                                                                                       $2,661,641,509
                                                                                                                _______________


REPRESENTED BY:            Paid-in capital                                                                       $2,174,668,512

                           Accumulated undistributed investment income--net                                           5,063,358

                           Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                                                       100,757,685

                           Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions                                                                    381,151,954
                                                                                                                _______________

NET ASSETS                                                                                                       $2,661,641,509
                                                                                                                _______________


SHARES OUTSTANDING

(500 MILLION SHARES OF $1 PAR VALUE CAPITAL STOCK AUTHORIZED)                                                       240,787,089

NET ASSET VALUE, offering and redemption price per share                                                                 $11.05

                                                                                                                       _______

                      SEE NOTES TO FINANCIAL STATEMENTS.



THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $312,269 foreign taxes
                              withheld at source)                                                $ 20,144,066

                           Interest                                                                 2,200,287
                                                                                               ______________

                                 Total Income                                                                      $ 22,344,353


EXPENSES:                  Management fee--Note 3(a)                                             $  8,481,761

                           Shareholder servicing costs--Note 3(a)                                     917,489

                           Prospectus and shareholders' reports                                       148,814

                           Custodian fees--Note 3(a)                                                   96,075

                           Professional fees                                                           93,738

                           Directors' fees and expenses--Note 3(b)                                     40,008

                           Registration fees                                                           22,842

                           Loan commitment fees--Note 2                                                13,624
                                                                                               ______________

                                 Total Expenses                                                                       9,814,351
                                                                                                                 ______________



INVESTMENT INCOME--NET                                                                                               12,530,002
                                                                                                                 ______________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments and
                              foreign currency transactions                                      $131,451,630

                           Net realized gain (loss) of forward currency
                              exchange contracts                                                      990,030
                                                                                               ______________

                                 Net Realized Gain (Loss)                                                           132,441,660

                           Net unrealized appreciation (depreciation) on investments
                              and foreign currency transactions                                                     159,604,919
                                                                                                                 ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                              292,046,579
                                                                                                                 ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $304,576,581
                                                                                                                 ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.



THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended
                                                                                         June 30, 1998            Year Ended
                                                                                          (Unaudited)         December 31, 1997
                                                                                        ________________       ________________
OPERATIONS:

  Investment income--net                                                                  $   12,530,002         $   23,701,972

  Net realized gain (loss) on investments                                                    132,441,660            368,614,512

  Net unrealized appreciation (depreciation) on investments                                  159,604,919           (101,443,384)
                                                                                      __________________     __________________

       Net Increase (Decrease) in Net Assets Resulting from Operations                       304,576,581            290,873,100

                                                                                      __________________     __________________


DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                     (12,306,777)           (18,861,839)

  Net realized gain on investments                                                                ------           (406,809,835)

  Dividends in excess of net realized gain on investments                                         ------            (31,683,975)
                                                                                      __________________     __________________

         Total Dividends                                                                     (12,306,777)          (457,355,649)
                                                                                      __________________     __________________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold                                                              460,322,117          2,865,010,268

  Dividends reinvested                                                                        10,283,755            383,965,424

  Cost of shares redeemed                                                                   (729,305,984)        (3,153,188,355)
                                                                                      __________________     __________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                    (258,700,112)            95,787,337
                                                                                      __________________     __________________

         Total Increase (Decrease) in Net Assets                                              33,569,692            (70,695,212)


NET ASSETS:

  Beginning of Period                                                                      2,628,071,817          2,698,767,029
                                                                                      __________________     __________________

  End of Period                                                                           $2,661,641,509         $2,628,071,817
                                                                                      __________________     __________________

UNDISTRIBUTED INVESTMENT INCOME--NET                                                      $    5,063,358         $    4,840,133

                                                                                      __________________     __________________



                                                                                            Shares                  Shares
                                                                                      __________________     __________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                 43,686,095            247,569,413

  Shares issued for dividends reinvested                                                         932,399             38,995,031

  Shares redeemed                                                                            (68,494,904)          (271,282,702)
                                                                                      __________________  __________________

       Net Increase (Decrease) in Shares Outstanding                                         (23,876,410)            15,281,742

                                                                                      __________________     __________________


                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                             Six Months Ended                     Year Ended December 31,
                                              June 30, 1998   _________________________________________________________________

PER SHARE DATA:                                (Unaudited)       1997         1996         1995          1994         1993
                                            ________________  __________   __________   __________    __________   __________
  Net asset value, beginning of period             $ 9.93       $10.82       $10.42       $11.93        $13.10       $13.27
                                                  _______      _______      _______      _______       _______      _______

  Investment Operations:

  Investment income--net                              .05          .10          .08          .22           .21          .24

  Net realized and unrealized gain (loss)
    on investments                                   1.12         1.01         1.57         2.57          (.76)         .58
                                                  _______      _______      _______      _______       _______      _______

  Total from Investment Operations                   1.17         1.11         1.65         2.79          (.55)         .82
                                                  _______      _______      _______      _______       _______      _______

  Distributions:

  Dividends from investment income--net             (.05)         (.08)        (.09)        (.22)         (.22)        (.30)

  Dividends in excess of investment

    income--net                                      ----         ----         ----         ----          ----         (.03)

  Dividends from net realized gain

    on investments                                   ----        (1.78)       (1.16)       (4.08)         (.40)        (.66)

  Dividends in excess of net realized gain
    on investments                                   ----         (.14)        ----         ----          ----         ----
                                                  _______      _______      _______      _______       _______      _______

  Total Distributions                                (.05)       (2.00)       (1.25)       (4.30)         (.62)        (.99)
                                                  _______      _______      _______      _______       _______      _______

  Net asset value, end of period                   $11.05       $ 9.93       $10.82       $10.42        $11.93       $13.10
                                                  _______      _______      _______      _______       _______      _______


TOTAL INVESTMENT RETURN                             11.78%*      10.75%       15.85%       23.77%        (4.26%)       6.36%

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets             .37%*        .71%         .73%         .74%          .74%%        .74%

  Ratio of net investment income
    to average net assets                             .46%*        .85%         .70%        1.56%         1.63%        1.67%

  Portfolio Turnover Rate                           33.50%*     201.10%      220.92%      269.26%        27.70%       39.29%

  Net Assets, end of period (000's Omitted)    $2,661,642   $2,628,072   $2,698,767   $2,653,539    $2,445,300   $2,850,523
-----------------------

* Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     The Dreyfus Fund Incorporated (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the Fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

   The Agreement provides for an expense reimbursement from the Manager should the Fund' s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the Fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 1998.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $565,525 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was
charged    $96,075    pursuant    to    the    custody    agreement.

   (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1998 amounted to $888,799,553 and $1,196,533,665, respectively.


THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


   In   addition,  the  following  summarizes  open  forward  currency  exchange contracts at June 30, 1998:

     Foreign
                                                 Currency                                                     Unrealized
Forward Currency Exchange Contracts               Amounts             Proceeds             Value            (Depreciation)
__________________________________               ________             ________             _____             ____________
Sales:
____

   Japanese Yen, expiring 7/16/98               826,506,000          $5,790,263         $5,956,133            $(165,870)
                                                                                                              _________

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (B) At June 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $381,160,484, consisting of $471,693,585 gross unrealized appreciation and $90,533,101 gross unrealized depreciation.

At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   (reg.tm)

                                   (reg.tm)

THE DREYFUS FUND INCORPORATED

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              026SA986

The Dreyfus Fund

Incorporated

Semi-Annual

Report

June 30, 1998